UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013 (August 13, 2013)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

As previously disclosed in Intrexon Corporation’s (the “Company”) Registration Statement on Form S-1 (File No. 333-189853) initially filed with the Securities and Exchange Commission on July 9, 2013 (as amended and supplemented, the “Registration Statement”), on August 13, 2013 and in connection with the consummation of the initial public offering of 11,499,998 shares of common stock of the Company (the “IPO”), the State Corporation Commission of the Commonwealth of Virginia issued a certificate of restatement with respect to the effectiveness of the Amended and Restated Articles of Incorporation of the Company (the “Restated Articles”). The Company’s board of directors and shareholders previously approved the Restated Articles that was filed in connection with, and became effective upon, the consummation of the IPO. The Restated Articles is the same as the Amended and Restated Articles of Incorporation of the Company filed as Exhibit 3.1 to the Registration Statement.

The Restated Articles amends and restates the Company’s Twelfth Amended and Restated Articles of Incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 200,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; and (iii) authorize 25,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series.

The foregoing description of the Restated Articles is qualified by reference to the Restated Articles, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws

As previously disclosed in the Registration Statement, on August 13, 2013 and in connection with the consummation of the IPO, the Bylaws of the Company (the “Bylaws”), previously approved by the Company’s board of directors and shareholders to become effective immediately upon the consummation of the IPO, became effective. The Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s shareholders to take action by written consent in lieu of a meeting, (ii) permit shareholders of record who hold at least 25% of the total number of shares of stock entitled to vote on the matter or matters to be brought before a proposed special meeting of the shareholders to call special meetings of shareholders in certain circumstances; (ii) establish procedures relating to the presentation of shareholder proposals at shareholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Restated Articles.

The foregoing description of the Bylaws is qualified by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Articles of Incorporation of Intrexon Corporation, effective as of August 13, 2013

3.2	Bylaws of Intrexon Corporation, effective as of August 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2013

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Intrexon Corporation, effective as of August 13, 2013

3.2	Bylaws of Intrexon Corporation, effective as of August 13, 2013

4